CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the incorporation by reference, into the Prospectuses and Statements of Additional Information in Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Fidelity Concord Street Trust (formerly Fidelity Institutional Trust): Spartan U.S. Equity Index Fund (formerly Fidelity U.S. Equity Index Portfolio) and Fidelity U.S. Bond Index Fund (formerly Fidelity U.S. Bond Index Portfolio), of our reports dated April 18, 1997 on the financial statements and financial highlights included in the February 28, 1997 Annual Reports to Shareholders of Spartan U.S. Equity Index Fund (formerly Fidelity U.S. Equity Index Portfolio) and Fidelity U.S. Bond Index Fund (formerly Fidelity U.S. Bond Index Portfolio).
We further consent to the references to our Firm under the headings "Financial Highlights" in the Prospectuses and "Auditor" in the Statements of Additional Information.
/s/PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
April 24, 1997


CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the incorporation by reference, into the Statement of Additional Information constituting part of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Fidelity Concord Street
Trust:  Spartan International Index Fund.
We further consent to the references to our Firm under the heading "Spartan International Index Fund Auditor" in the Statement of Additional Information.
/s/PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
April 24, 1997



CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the incorporation by reference, into the Statement of Additional Information constituting part of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Fidelity Concord Street
Trust:  Spartan Total Market Index Fund and Spartan Extended Market Index
Fund.
We further consent to the references to our Firm under the heading "Spartan Total Market Index Fund and Spartan Extended Market Index Fund Auditor" in the Statement of Additional Information.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts     COOPERS & LYBRAND L.L.P.
April 24, 1997